As filed with the Securities and Exchange Commission on December 7, 2012

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-22503

Rochdale Alternative Total Return Fund LLC
(Exact name of registrant as specified in charter)

570 Lexington Avenue
New York, New York 10022-6837
(Address of principal executive offices) (Zip code)

Kurt Hawkesworth
570 Lexington Avenue
New York, New York 10022-6837
(Name and address of agent for service)

212-702-3500
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2012

Item 1. Reports to Stockholders.

The Rochdale Alternative Total Return Fund (RATRF)
Annual Report
September 30, 2012

Dear Fellow Shareholders,

The Rochdale Alternative Total Return Fund (“RATRF” or the “Fund”) invests in a diversified pool of investment grade life insurance policies. The Fund’s objective is to create a diversified portfolio of life insurance policies that is projected to provide attractive returns, low volatility, and low correlation to the equity market. The benefit of this Fund to investors is the value of having access to an asset class with expected low economic risk, and the potential to generate strong risk-adjusted long-term returns while protecting the portfolio during downside markets.

As of September 30, 2012 we are invested in 26 policies, at a total initial investment cost of $21,274,478.  The face values of these policies are $157,300,754. When acquiring these policies, both Rochdale and our life settlement originator, AllFinancial Group LLC, undertake a rigorous review of many variables to determine the appropriate acquisition price.  Some of the variables included in the decision process are; the life expectancy of the insured based on independent actuarial estimates, the insurance premium payments, the terms and type of the insurance policy, and the expected internal rate of return.

Since originating the Fund, we have been disciplined in our selection of the policies we have acquired and the prices we have been willing to pay.  As such, we are satisfied that RATRF has acquired these initial policies at values within the parameters established to meet our expectations for returns of 12% over the life of the Fund.

For the 12 months ended September 30, 2012, the Fund returned 34.19% with an annual standard deviation of return of 25.11% versus 13.78% for the S&P 500.  Recently, we have had a positive development in which the Fund recorded a maturity on one of its policies that nicely rewarded shareholders.

The net impact of these unanticipated events was to bring about a realized gain of 25% in the NAV of the Fund as of April 30, 2012.  Due to the unexpected early maturation of one life insurance policy, the annual deviation was greater than the target; however this event is isolated from the remaining portfolio and should not further impact asset valuation.  While we are pleased with the outcome, these developments are not normal or should they be considered indicative of an expected trend.

Going forward, new policy investment opportunities look very promising from a rate of return projection.  Following the maturity of one policy in April 2012, the Fund used a fraction of the proceeds (25-30%) to purchase three additional policies in May & June.  The Fund is also very well positioned in terms of expected premium payments due to the matured policy.

Finally, the continued uncertainty over the future path of U.S. fiscal policy and ongoing worries over European growth and sovereign debt provides a good reminder of the important diversifying role alternative fixed investments such as RATRF can play in portfolios. More than at any point in recent history, financial market movements are tied to the unpredictability of policymakers.

570 Lexington Avenue, New York, NY 10022-6837 | Tel. 800-245-9888/212-702-3500 | Fax 212-702-3535 | www.rochdale.com

San Francisco                    |                    Orlando                    |                    Dallas                    |                    Richmond

With volatility in equity and traditional fixed income markets likely to remain high over the foreseeable future, we believe the inclusion of RATRF in portfolios can provide immense benefit since this investment has little to no connection to global economic events currently stressing financial markets.

Sincerely,

Garrett R. D’Alessandro, CFA, CAIA, AIF
Chief Executive Officer & President
Rochdale Investment Management LLC

Important Disclosures

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. The most recent month-end performance can be obtained by calling 800-245-9800.

An investor should consider carefully the Fund’s investment objectives, risks, charges, and expenses.  The Private Offering Memorandum contains this and other important information about the investment company, and it may be obtained by calling 800-245-9800.  Please read it carefully before investing.  RIM Securities LLC, the affiliated broker dealer for Rochdale Investment Management LLC and the Distributor of the Fund, 570 Lexington Avenue, New York, NY 10022.

This publication is for informational purposes only and is being furnished on a confidential basis to a limited number of prospective investors. This publication is not intended to be a solicitation, offering, or recommendation to buy any security of Rochdale Investment Management LLC (“Rochdale”) or its affiliates or subsidiaries or otherwise. Any such offering may be made only by means of a Private Offering Memorandum to be furnished to qualified prospective investors at a later date and any conflicting information contained herein will be superseded in its entirety by such Private Offering Memorandum. Investors should review the Private Offering Memorandum (including, without limitation, the information therein as to the conflicts and risks) prior to making an investment decision. The information contained herein is confidential and may not be reproduced in whole or part or distributed to third parties. None of Rochdale, or its affiliates or subsidiaries, are authorized to make representations with respect to the treatment of an investment from an investor's perspective. Investors must rely upon their own examination of the terms of any offering and upon their own representatives and professional advisors, which may include legal counsel and accountants as to the accounting and tax treatment, suitability for such investor, and the legal and other aspects of an investment in the product.

The views expressed herein represent the opinions of Rochdale and are subject to change without notice at anytime. This information should not in any way be construed to be investment, financial, tax, or legal advice or other professional advice or service, and should not be relied on in making any investment or other decisions.

As with all investment strategies, there are risks associated with its implementation. The Fund’s assets are concentrated in the unregulated insurance industry and any event that materially affects the industry will impact the Fund. The Fund has exposure to regulatory risk; regulations may change and vary by state. The policies owned by the Fund only remain in force if the premiums are paid. If for any reason the premiums aren’t made, the policy will lapse and the Fund will lose ownership; this will reduce the return or create a loss of principal. Therefore the Fund expects to issue new shares or utilize leverage in its strategy. While this will be closely monitored and managed by Rochdale, it will increase the overall risk of the portfolio. The due diligence performed by AllFinancial Group LLC and Rochdale is a detailed process; however, it is possible that a policy owned by the Fund was obtained by the insured in violation of the terms and conditions of the policy. If this occurs, the policy will be null and void and no payout will be made, resulting in a loss of principal and reducing the overall portfolio return.

570 Lexington Avenue, New York, NY 10022-6837 | Tel. 800-245-9888/212-702-3500 | Fax 212-702-3535 | www.rochdale.com

San Francisco                    |                    Orlando                    |                    Dallas                    |                    Richmond

Alternative investments are speculative and entail substantial risks. There is no guarantee investment objectives will be met. The pool may perform differently than expected if the insured’s life span is greater or less than what is anticipated.

Certain information may be based on information received from sources Rochdale considers reliable; Rochdale does not represent that such information is accurate or complete. Certain statements contained herein may constitute “projections,” “forecasts” and other “forward-looking statements” which do not reflect actual results and are based primarily upon applying retroactively a hypothetical set of assumptions to certain historical financial information. Any opinions, projections, forecasts and forward-looking statements presented herein are valid only as of the date of this document and are subject to change.

Rochdale will serve as the investment manager for the assets of the Fund. As such, Rochdale is solely responsible for all activities involving the promotion, presentation and sale as well as the determination of client suitability and certification that investors meet the standards necessary to invest. This is not the responsibility of any broker or other party who mutually services an investor with this product.

570 Lexington Avenue, New York, NY 10022-6837 | Tel. 800-245-9888/212-702-3500 | Fax 212-702-3535 | www.rochdale.com

San Francisco                    |                    Orlando                    |                    Dallas                    |                    Richmond

Rochdale Alternative Total Return Fund LLC

Financial Statements

September 30, 2012

Rochdale Alternative Total Return Fund LLC

Financial Statements

September 30, 2012

TABLE OF CONTENTS

Page
Financial Statements
Statement of Assets, Liabilities and Members’ Capital	2
Statement of Operations	3
Statement of Changes in Members’ Capital	4
Statement of Cash Flows	5
Schedule of Investments	6
Investment Breakdown	7
Notes to Financial Statements	8-18
Financial Highlights	19

Manager and Officer Information
Approval of Investment Advisory Agreement
Additional Information

Report of Independent Registered Public Accounting Firm

The Members and
Board of Managers of
Rochdale Alternative
Total Return Fund LLC

We have audited the accompanying statement of assets, liabilities and members’ capital of Rochdale Alternative Total Return Fund LLC (the “Fund”), including the schedule of investments, as of September 30, 2012, and the related statements of operations and cash flows for the year then ended, and the statement of changes in members’ capital and the financial highlights for the year ended September 30, 2012 and for the period January 4, 2011 (commencement of operations) to September 30, 2011. These financial statements and financial highlights are the responsibility of the Fund's Management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.  Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of cash and investments as of September 30, 2012, by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Rochdale Alternative Total Return Fund LLC as of September 30, 2012 and the results of its operations and its cash flows for the year then ended and the statement of changes in members’ capital and its financial highlights for the year ended September 30, 2012 and for the period January 4, 2011 (commencement of operations) to September 30, 2011, in conformity with accounting principles generally accepted in the United States of America.

New York, New York
November 21, 2012

PKF O’CONNOR DAVIES, a division of O’CONNOR DAVIES, LLP
29 Broadway, New York, NY 10006  I  Tel: 212.867.8000  I  Fax: 212.687.4346  I  www.odpkf.com

O’Connor Davies, LLP is a member firm of the PKF International Limited network of legally independent firms and does not accept any responsibility or liability for the actions or inactions on the part of any other individual member firm or firms.

Rochdale Alternative Total Return Fund LLC

Statement of Assets, Liabilities and Members' Capital

September 30, 2012

ASSETS
Investments, at fair value method (cost $33,225,544)	$47,745,372
Interest receivable on short-term investment	161
Prepaid expenses	928,586
Total assets	48,674,119

LIABILITIES AND MEMBERS' CAPITAL
Payable to advisor	80,379
Accrued audit fees	40,900
Accrued fund accounting and fund administration fees	12,639
Accrued legal fees	21,172
Accrued expenses and other liabilities	14,072
Total liabilities	169,162

TOTAL MEMBERS' CAPITAL	$48,504,957

ANALYSIS OF MEMBERS' CAPITAL

Member capital units outstanding
(Unlimited number of units authorized, no par value)	35,421.74

Net asset value per unit (members' capital/units outstanding)	$1,369.36

The accompanying notes are an integral part of these financial statements.

Rochdale Alternative Total Return Fund LLC

Statement of Operations

Year Ended September 30, 2012

INVESTMENT INCOME
Interest income on proceeds of life settlement contract maturity	$11,671
Interest income on short-term investment	1,019
12,690

EXPENSES
Management fees	672,776
Service fees	96,111
Legal fees	92,818
Fund accounting and fund administration fees	81,827
Audit fees	50,011
Directors fees	20,609
Insurance expense	7,544
Registration expense	6,974
Custody fees	3,075
Other expenses	1,654
Total Expenses	1,033,399

Add expenses recouped	29,801

Net Expenses	1,063,200

Net Investment Loss	(1,050,510)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Net change to fair value on life settlement contracts, net of premiums paid
and continuing costs	12,910,797

Net Increase in Members' Capital Resulting from Operations	$11,860,287

The accompanying notes are an integral part of these financial statements.

Rochdale Alternative Total Return Fund LLC

Statement of Changes in Members' Capital

		Period January 4, 2011
		(commencement
	Year Ended	of operations) to
	September 30, 2012	September 30, 2011
FROM OPERATIONS
Net investment loss	$(1,050,510)	$(540,091)
Net realized gain on sale of investments	-	753,392
Net change to fair value on life settlement contracts, net of
premiums paid and continuing costs	12,910,797	402,245

Net Increase in Members' Capital Resulting from Operations	11,860,287	615,546

INCREASE (DECREASE) FROM TRANSACTIONS IN MEMBERS' CAPITAL
Proceeds from sales of members' capital units	7,265,000	28,981,750
Payments for purchases of members' capital units	(288,943)	(28,683)

Net Proceeds of Members' Capital Units	6,976,057	28,953,067

Total Increase in Members' Capital	18,836,344	29,568,613

MEMBERS' CAPITAL
Beginning of period	29,668,613	100,000

End of period	$48,504,957	$29,668,613

The accompanying notes are an integral part of these financial statements.

Rochdale Alternative Total Return Fund LLC

Statement of Cash Flows

Year Ended September 30, 2012

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in members' capital resulting from operations	$11,860,287
Adjustments to reconcile net increase in members' capital
resulting from operations to net cash used in operating activities:
Purchases of life settlement contracts	(15,309,478)
Sales of life settlement contracts	10,905,880
Purchases of money market fund	(18,058,996)
Sales of money market fund	23,465,524
Net change to fair value on life settlement contracts, net of
premiums paid and continuing costs	(12,910,797)
Premiums and continuing costs paid on life settlement contracts	(6,634,226)
Change in Operating Assets and Liabilities:
Interest receivable on short-term investment	(161)
Prepaid expenses	(365,964)
Payable to advisor	34,627
Accrued audit fees	17,711
Accrued fund accounting and fund administration fees	(1,006)
Accrued legal fees	16,172
Accrued expenses and other liabilities	4,370

Net cash used in operating activities	(6,976,057)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sales of members' capital units	7,265,000
Payments for purchases of members' capital units	(288,943)

Net cash from financing activities	6,976,057

Net change in cash and cash equivalents	-

CASH AND CASH EQUIVALENTS
Beginning of year	-

End of year	$-

The accompanying notes are an integral part of these financial statements.

Rochdale Alternative Total Return Fund LLC

Schedule of Investments

September 30, 2012

	Date	Percentage of	Initial Cost
	Acquired	Members' Capital	Principal Amount	Fair Value
Long-Term Investments1, 2, 3, 4:

Life Settlement Contracts

American General Life #U100	Apr-11	3.8%	$600,000	$1,835,004
Americal General Life #UM00	Feb-11	0.5	100,000	247,548
AXA Equitable Life #1572	Feb-11	3.0	535,000	1,451,196
AXA Equitable Life #1600	Jun-12	1.7	713,056	836,736
Beneficial Life #BL22	Jun-11	0.6	75,000	314,887
John Hancock Life #6686	May-12	2.9	1,240,939	1,407,340
John Hancock Life #9359	Nov-11	3.4	1,311,193	1,652,266
John Hancock Life #9379	Feb-11	3.4	550,000	1,654,157
John Hancock Life #9381	Nov-11	3.9	1,100,000	1,909,159
John Hancock Life #9390	May-11	2.7	670,000	1,303,648
John Hancock Life #9448	Aug-11	1.5	375,000	708,871
Lincoln Benefit Life #9330	Nov-11	7.0	2,538,566	3,392,815
Lincoln National Life #JJ70	May-11	2.1	320,000	1,014,995
Manufacturer's/John Hancock Life #6912	Jun-12	1.9	844,154	913,808
Massachusetts Mutual Life #1560	May-11	7.2	1,700,000	3,496,218
Massachusetts Mutual Life #1563	Feb-11	1.8	40,000	855,546
New York Life and Annuity #4757	Nov-11	5.1	2,011,522	2,474,585
New York Life and Annuity #5673	Nov-11	3.8	1,298,464	1,867,593
Pacific Life #7850	Jul-11	0.7	120,000	343,975
Penn Mutual Life #8193	Mar-11	1.2	280,000	581,165
PHL Life #8499	Aug-11	0.9	147,500	427,155
PHL Life #8509	Aug-11	0.9	147,500	427,155
PHL Variable Life #6161	Nov-11	7.6	3,021,609	3,669,942
Phoenix Life #5555	Jan-12	0.9	1,000	425,333
Reliastar/ ING #2047	Mar-11	1.5	305,000	752,305
Security Life of Denver #3394	Nov-11	3.8	1,228,975	1,830,904

Total Long-Term Investments		73.8%	$21,274,478	$35,794,306

Short-Term Investment

Money Market Fund
First American Government Obligations Fund, 0.02% 5		24.6%	$11,951,066	$11,951,066

Total Investments		98.4%	$33,225,544	$47,745,372

1	Illiquid securities.
2	Fair valued by Valuation Committee as delegated by the Fund's Board of Managers using the fair value method.
3	All investments are non-income producing.
4	Restricted securities.
5	7-Day Yield.

The accompanying notes are an integral part of these financial statements.

Rochdale Alternative Total Return Fund LLC

Schedule of Investments (Continued)

September 30, 2012

Investment Breakdown
(as a % of total investments)

The accompanying notes are an integral part of these financial statements.

Rochdale Alternative Total Return Fund LLC

Notes to Financial Statements

1.	Organization

Rochdale Alternative Total Return Fund LLC (the “Fund”) is a Delaware limited liability company registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a closed-end, non-diversified, management investment company.  The Fund was formed and received its initial seed capital in 2010, and commenced operations on January 4, 2011.  The Fund’s investment objective is to seek long-term capital appreciation through the purchase of life settlement contracts (“Policies”) at a discount to face value.  The life expectancy of the insureds covered by the Policies held by the Fund is expected to range from 1 to 10 years.

The Fund is managed by the Board of Managers (the “Board”) and by Rochdale Investment Management LLC (the “Advisor”), an investment adviser registered under the Investment Advisers Act of 1940, as amended, to serve as the Advisor for the Fund.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund.

Basis of Presentation and Use of Estimates

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).  The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect certain reported amounts and disclosures.  The most significant estimates are those related to the fair value of investments.  Accordingly, actual results could differ from those estimates.

Investments Valuation

Life Settlement Contracts

Investments in life settlement contracts are carried at fair value.  The Fund will normally pursue its investment objective by investing substantially all of its assets in life insurance policies and interests related thereto purchased through life settlement transactions (collectively, “Policies”).  The Advisor has wide discretion in determining the Policies in which the Fund will invest.  Policies may include, without limitation, whole, universal, variable universal, term, variable term, survivorship, group, and other types of life insurance policies.

While it is anticipated that the Fund will endeavor to purchase complete ownership interests in each Policy in which it invests, the Fund may also purchase partial ownership interests in any particular Policy when the Advisor believes that such a purchase is appropriate.  The

Rochdale Alternative Total Return Fund LLC

Notes to Financial Statements

2.   Significant Accounting Policies (continued)

Investments Valuation (continued)

Life Settlement Contracts (continued)

Fund may also purchase interests in pools of Policies issued by third parties and/or purchase Policies directly from third parties.

The Fund’s Board has approved fair value procedures pursuant to which the Fund values its investments in the Policies using the fair value method of accounting.  The fair value procedures recognize that the Policies are illiquid and that no market currently exists for the Policies.

The Advisor and the Board anticipate that market quotations will not be readily available for the Policies in which the Fund invests.  It is therefore expected that each Policy will be priced by the Fund’s Pricing Committee in accordance with the Fund’s fair value procedures.  Fair value of a security is the amount, as determined by the Advisor in good faith, that the Fund might reasonably expect to receive upon a current sale of the security.  In determining the method to be used to establish the fair value of a Policy, the Fund’s Pricing Committee will consider all appropriate factors relevant to the value of each Policy, which may include, but is not limited to, life insurance pricing models (which generally take into account, among other things, the net death benefit, the life expectancy of the insured and the expense associated with maintaining the policy), proprietary internal rate of return computations, life expectancy tables, specific characteristics of the individual insured, supply and demand conditions within the life settlement market and insurance company credit ratings.  Premiums payable are based on an estimate of minimum premiums on the policy as determined by the investment manager.  Due to the inherent uncertainty of this method of valuation, the estimated values may differ significantly from the value that would have been used had a ready market value for the investment existed, and the difference could be material.

Under the fair value method, the Fund recognizes the initial investment in its Policies at the transaction price.  In subsequent periods, the Fund re-measures the investment in its Policies at fair value in its entirety at each reporting period and recognizes changes in fair value in earnings, less Policy premiums paid and continuing costs, plus proceeds from Policy maturities in the period in which the changes occur.  Life settlement contracts are included in Level 3 of the fair value hierarchy.

Money Market Fund

The fair value of the money market fund is the net asset value of the mutual fund investment which is calculated on a daily basis.  The money market fund is registered and regulated by the Securities and Exchange Commission (the “SEC”).  The money market fund invests in

Rochdale Alternative Total Return Fund LLC

Notes to Financial Statements

2.   Significant Accounting Policies (continued)

Investments Valuation (continued)

Money Market Fund (continued)

government obligations, exclusively in short term U.S. government securities.  The money market fund has daily liquidity and is included in Level 1 of the fair value hierarchy.

Fair Value Measurements

The Fund follows fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability.  These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability.  These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities (see Note 3).

Rochdale Alternative Total Return Fund LLC

Notes to Financial Statements

2.   Significant Accounting Policies (continued)

Prepaid Expenses

At September 30, 2012, the Fund’s prepaid expenses consisted primarily of prepaid servicing fees.  Prepaid servicing fees are derived from the origination fees of the Policies.  Of the total origination fees, 80% applies to servicing the Policies and is amortized to expense over a five year period, while the remaining 20% is expensed as incurred.  The origination fees are included in the total cost paid to acquire the Policies and when expensed are part of the continuing costs.

Investment Income Recognition

Purchases and sales of securities are recorded on a trade-date basis.  Interest income is recorded on the accrual basis.  Realized and unrealized gains and losses are included in the determination of income.

Interest income on proceeds of life settlement contracts is recognized only when death benefits and/or sale proceeds are received by the Fund.

Deferred Offering Costs

Offering Costs were capitalized as a deferred charge and amortized to expense over twelve months on a straight-line basis starting with the commencement of operations.  For the year ended September 30, 2012, the Fund amortized $29,801 in deferred offering costs.

Distributions to Members

The Fund does not anticipate making periodic distributions of its net income or gains, if any, to the Members.  Notwithstanding the foregoing, upon the second anniversary of the Fund’s closing, the Board will consider adopting a policy of making distributions to Members on a semi-annual basis in aggregate amounts determined solely by the Board; provided, however, that the Fund will retain amounts necessary to make premium payments on its Policies.  Although the Fund does not expect to realize long-term capital gains except under extraordinary circumstances (such as the sale of all or a substantial portion of the Policies), if it does earn such gains, net gains will either be used to acquire additional Policies, make annual premium payments, or be considered for a full or partial distribution once a year.

Federal Income Taxes

The Fund intends to operate as a partnership and not as an association or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes.  Each Member is responsible for the tax liability or benefit relating to such Member’s distributive share of

Rochdale Alternative Total Return Fund LLC

Notes to Financial Statements

2.   Significant Accounting Policies (continued)

Federal Income Taxes (continued)

taxable income or loss regardless of whether such income is distributed.  Therefore, no federal income tax provision is reflected in the accompanying financial statements.  The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Fund recognizes the effect of tax positions when they are more likely than not of being sustained.  The Fund’s tax year end is December 31.  The Fund has concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on its tax returns for the tax year ended 2011.  As of September 30, 2012, the Fund’s tax years since inception remain open and subject to examination by relevant taxing authorities.  During the year ended September 30, 2012, there were no distributions from ordinary income for tax purposes.

Fund Expenses

The Fund bears all expenses incurred in its business.  The expenses of the Fund include, but are not limited to, the following: management fees; service fees; legal fees; accounting and auditing fees; custody fees; costs of computing the Fund’s net asset value; expenses of preparing and distributing prospectuses, and any other material (and any supplements or amendments thereto), reports, notices, other communications to Members, and proxy material; expenses of preparing and filing reports and other documents with government agencies; expenses of Members’ and Board meetings; Member record keeping and Member account services, fees, and disbursements; interest and fees on any borrowings by the Fund; performance allocation fees; the servicer fees; insurance premiums; fees for investor services and other types of expenses as may be approved from time to time by the Board.

The Fund also bears expenses to meet operational needs associated with its investments in the Policies.  These expenses include, but are not limited to, the following:  agent commissions, escrow fees, origination fees, policy review expense fees, premium payments and servicing fees and are included as premiums paid and continuing costs in the changes to fair value on life settlement contracts, net of premiums paid and continuing costs line on the Fund’s Statement of Operations.

Subsequent Events

Management has evaluated the Fund’s related events and transactions that occurred subsequent to September 30, 2012, through the date the financial statements have been issued.  There were no events or transactions that occurred since September 30, 2012 that materially impacted the amounts or disclosures in the Fund’s financial statements.

Rochdale Alternative Total Return Fund LLC

Notes to Financial Statements

3.	Investments

The following are the classes of investments at September 30, 2012 grouped by the fair value hierarchy for those investments measured at fair value on a recurring basis:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Life Settlement Contracts	$-	$-	$35,794,306	$35,794,306
Short-Term Investment	11,951,066	-	-	11,951,066

Total Investments	$11,951,066	$-	$35,794,306	$47,745,372

The following is a reconciliation of the beginning and ending balances for assets and liabilities measured at fair value using significant unobservable inputs (Level 3) during the year ended September 30, 2012:

Life Settlement Contracts
Balance, September 30, 2011	$11,845,685
Realized gain/(loss)	–
Net change to fair value on life settlement contracts	19,545,023
Purchases	15,309,478
Proceeds from maturity	(10,905,880)
Balance, September 30, 2012	$35,794,306

During the year ended September 30, 2012, there were no transfers in or out of Level 1, Level 2 or Level 3 of the fair value hierarchy.

Net unrealized gains related to Level 3 investments in life settlement contracts still held at September 30, 2012 amounted to $14,519,828.

Rochdale Alternative Total Return Fund LLC

Notes to Financial Statements

3.    Investments (continued)

At September 30, 2012, the Fund had the following investments in life settlement contracts:

Fair Value Method
Year	Number of Contracts	Carrying Value	Premiums Payable	Face Value (Death Benefits)
2013	–	$–	$–	$–
2014	1	3,496,218	1,430,750	5,000,000
2015	–	–	–	–
2016	1	1,303,649	1,266,500	3,000,000
2017	4	6,838,249	7,321,499	26,000,000
Thereafter	20	24,156,190	44,730,464	123,300,754

For the year ended September 30, 2012, the net change to fair value on life settlement contracts, net of premiums paid and continuing costs disclosed in the Fund’s Statement of Operations consisted of a net positive change to fair value on life settlement contracts of $19,545,023, offset by $6,634,226 in premiums paid and continuing costs associated with its investment in the Policies.  Included in the net positive change to fair value on life settlement contracts is $9,894,880 from the realization of one of the life settlement contracts.

The Fund uses the fair value method for accounting for the Policies, the net life insurance proceeds received from underlying Policies when an insured dies is included in the net change to fair value on life settlement contracts line on the Fund’s Statement of Operations.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in US GAAP and the International Financial Reporting Standards (“IFRS”).  This requirement amends FASB Fair Value Measurements and Disclosures to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with US GAAP and IFRS.  This requirement is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.  The Fund has disclosed the applicable requirements of this accounting standard in its financial statements.

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale.  The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies.  In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities.  Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Managers.  It is possible that the estimated value may differ

Rochdale Alternative Total Return Fund LLC

Notes to Financial Statements

3.    Investments (continued)

significantly from the amount that might ultimately be realized in the near term, and the difference could be material.  All of the policies held by the Fund were restricted as of September 30, 2012.

4.	Concentration of Credit Risk

The Fund is subject to credit risk to the extent any financial institution with which it conducts business is unable to fulfill contractual obligations on its behalf.  Management monitors the financial institutions and does not anticipate any losses from those counterparties.

5.	Related Party Transactions

Advisory and Services Agreements

The Fund has an Investment Advisory Agreement with the Advisor.  The Advisor is responsible for providing investment advisory management, certain administrative services and conducts relations with the service providers to the Fund.

The Fund pays the Advisor a management fee at an annual rate equal to 1.75% of the Fund’s month-end net assets.  For the year ended September 30, 2012, management fees paid to the Advisor amounted to $672,776.  The investment management fee will accrue and be payable monthly.

The Fund has a Services Agreement with the Advisor.  The Fund pays a fee to the Advisor (or its affiliates) at an annual rate of 0.25% of the Fund’s month-end net assets, including assets attributable to the Advisor (or its affiliates).  For the year ended September 30, 2012, service fees paid amounted to $96,111.  Services provided include, but are not limited to, handling Member inquiries regarding the Fund (e.g., responding to questions concerning investments in the Fund, and reports and tax information provided by the Fund); assisting in the enhancement of relations and communications between Members and the Fund; assisting in the establishment and maintenance of Member accounts with the Fund; and assisting in the maintenance of Fund records containing Member information.

Expense Recoupment

The initial amount available for recoupment was $135,793, consisting of $119,205 offering costs advanced by the Advisor and $16,588 in organizational expenses reimbursed by the Advisor, which were incurred during the seed audit period ended December 2010.  For the period from January 4, 2011 to September 30, 2011, $105,992 was recouped by the Advisor, consisting of $89,404 in offering costs and $16,588 in organizational expenses.  During the

Rochdale Alternative Total Return Fund LLC

Notes to Financial Statements

5.   Related Party Transactions (continued)

year ended September 30, 2012, the Advisor recouped the remaining cumulative amount of $29,801 in offering costs initially paid by the Advisor.

Performance Allocation

The Fund allocates to the Advisor a performance allocation (“Performance Allocation”) with respect to each Member as of the close of each Allocation Period (date Member is first invested in the Fund until the first to occur of the following: last day of a fiscal year, the Member no longer has an interest in the Fund or the Advisor is no longer entitled to receive the Performance Allocation) as follows: if the “Positive Allocation Change” (Allocation Change is difference between the balance in the Member’s capital account at the start and close of an Allocation Period) for such Allocation Period for a Member exceeds the “10% Hurdle” (calculated at the end of any Allocation Period, the amount that a Member’s account would have earned if it had achieved a compounded, cumulative rate of 10% per year) for such Member and the amount of any positive balance in such Member’s “High Watermark Account” (memorandum account for each Member which starts at zero and is increased by such Member’s negative Allocation Change and decreased by such Member’s positive Allocation Change), then the performance allocation shall be equal to the sum of (i) 100% of the amount of such Member’s Positive Allocation Change for such Allocation Period until the Advisor receives an amount equal to the 10% Catch-Up Amount (calculated at end of any Allocation Period and is an amount equal to the quotient of 10% Hurdle divided by 80%, less the 10% Hurdle) and (ii) 20% of the amount by which such Member’s Positive Allocation Change for such Allocation Period, if any, exceeds the sum of the amount of the Positive Allocation Change allocated to such Member to satisfy such Member’s 10% Hurdle and the 10% Catch-Up Amount.

For the avoidance of doubt, no Performance Allocation will be made to the Advisor from a Member’s capital account unless and until such Member first receives an allocation of net profits from the Fund sufficient to satisfy such Member’s 10% Hurdle.

For Units redeemed other than on the last day of a calendar year, the Performance Allocation, if any, is calculated and charged with respect to the redeemed Units as if the redemption date was the last day of a calendar year and the Hurdle applicable to the calculation of the Performance Allocation shall be adjusted to take into account the number of days that the tendering Member’s capital was invested in the Fund for such fiscal year.

Performance allocation is done throughout the year.  The accumulated performance allocated from the Fund’s Members to the Advisor since inception through September 30, 2012 was $1,706,768.  The capital balance of the Advisor, inclusive of the performance allocation, represented 3.8% of total Members’ capital at September 30, 2012.

Rochdale Alternative Total Return Fund LLC

Notes to Financial Statements

6.	Members’ Capital

Pursuant to its Offering Memorandum, the initial price of units of interest (“Units”) for the Fund was $1,000 per Unit.  At September 30, 2012, the Fund had an unlimited number of Units authorized and 35,421.74 Units outstanding.

Each Member must certify that they are a qualified investor or “accredited investor” under Federal securities law and subscribe for a minimum initial investment in the Fund of $50,000, subject to waiver by the Distributor.  Brokers selling Units may establish higher minimum investment requirements than the Fund and may independently charge transaction fees and additional amounts in return for their services.  The Fund is an illiquid investment and no Member will have the right to require the Fund to redeem their Units.  New Members may be admitted with the consent of the Board.

The Units are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Limited Liability Company Agreement (“Operating Agreement”) of the Fund.  The Units are not redeemable at the option of its Members nor will they be exchangeable for interests of any other fund, as the Fund is a closed-end investment company.

The net profits or net losses (including, without limitation, the net realized gain or loss and the net change in unrealized appreciation or depreciation of the Policies), less adjustment for any performance allocation to the Advisor, of the Fund are credited to or debited against the capital account of a Member at the end of each fiscal period in accordance with the Member’s pro rata share of the Fund’s capital for the period as of the beginning of the fiscal period.  These credits or debits to a Member’s capital account are in turn reflected in changes in the value of the Member’s Units.  A Member’s pro rata portion of the Fund’s capital will be determined by dividing the value of the Member’s Units by the total value of the Units of the Fund held by all Members.

7.	Administration Servicing Fee

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Servicing Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Fund’s Board of Managers; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.  For its services, the Administrator receives a monthly fee at an annual rate of 0.12% for the first $150 million, 0.10% for the next $150 million and 0.08% above $300 million of the Fund’s aggregate assets, with a minimum annual fee of $75,000.

Rochdale Alternative Total Return Fund LLC

Notes to Financial Statements

8.	Investment Transactions

For the year ended September 30, 2012, excluding short-term securities and U.S. Government securities, purchases of investments in Policies amounted to $15,309,478.  Proceeds from the maturity of a Policy were $10,905,880 for the year ended September 30, 2012.  There were no purchases or sales of U.S. Government securities during the year ended September 30, 2012.

9.	Proxy Results and the Transaction

On June 15, 2012, a special meeting of the Fund’s members was held to consider approving a new investment advisory agreement for the Fund.

On July 2, 2012, the Advisor and City National Bank (“City National”), a wholly-owned subsidiary of City National Corporation, signed an agreement pursuant to which City National acquired 100% ownership of the Advisor’s Parent Company (the “Transaction”).  On the closing date of the Transaction, the Advisor became a wholly-owned subsidiary of City National.

In order to prevent any potential disruption in the investment advisory services provided by the Advisor to the Fund following the closing of the Transaction, the Board of Managers approved a new investment advisory agreement (“New Advisory Agreement”) with the Fund’s Advisor, which replaced the existing agreement.  The New Advisory Agreement was also subsequently approved by the members of the Fund.

The following table illustrates the specifics of the vote with respect to the New Advisory Agreement:

	For	Against	Abstain

Units	34,036.25	–	230.70

The Transaction was completed on July 2, 2012 and the New Advisory Agreement became effective on that date.  The New Advisory Agreement is substantially the same as the agreement it replaced.  In accordance with regulations promulgated by the Securities and Exchange Commission, a summary of the material factors taken into consideration by the Board of Managers was prepared, including a summary of the conclusions reached by the Board of Managers with respect to these factors.  Overall, the Board concluded that continuation of the investment advisory agreement would be in the best interest of the Fund and consistent with the expectations of its members.

Rochdale Alternative Total Return Fund LLC

Financial Highlights

		Period January 4, 2011
		(commencement
	Year Ended	of operations) to
	September 30, 2012	September 30, 2011
PER UNIT OPERATING PERFORMANCE
Net Asset Value, beginning of period	$1,020.49	$1,000.00

Income (loss) from investment operations
Net investment loss (1)	(32.30)	(38.64)
Net realized gain from investment transactions	-	53.89
Changes to fair value for life settlement contracts, net of premiums paid
and continuing costs (2)	381.17	5.24
Total from investment operations	348.87	20.49

Net asset value, end of period	$1,369.36	$1,020.49

TOTAL RETURN - NET	34.19%	2.05%(3)

RATIOS/SUPPLEMENTAL DATA

Members' Capital, end of period ($000's)	$48,505	$29,669

Portfolio Turnover	39.05%	15.52%

Ratio of Net Investment Loss to Average Net Assets	(2.73%)	(5.88%)(4)

Ratio of Expenses to Average Net Assets	2.77%	5.91%(4)

(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Represents premiums paid and changes to fair value for life settlement contracts in accordance with the fair value method of accounting.
(3)	Not Annualized.
(4)	Annualized.

Total return is calculated for all Members taken as a whole and an individual Member's return may vary from these Fund returns based on the timing of capital transactions and performance allocation.  The performance allocation reduces the non-advisor Members' total return percentage as a whole by approximately 4.93% for the year ended September 30, 2012.

The ratios are calculated for all Members taken as a whole and excludes policy-related expenses.  The computation of such ratios assessed to an individual Member's capital may vary from these ratios based on the timing of capital transactions and performance allocation.  The performance allocation percentage for non-advisor Members as a whole is approximately 4.54% for the year ended September 30, 2012 as compared to the average net assets of non-advisor Members.

The net investment loss ratio does not reflect the effects of any incentive allocation.

The accompanying notes are an integral part of these financial statements.

See Report of Independent Registered Public Accounting Firm

Rochdale Alternative Total Return Fund LLC

MANAGER AND OFFICER INFORMATION

The Managers of the Fund, who were elected for an indefinite term by the initial members of the Fund, are responsible for the overall management of the Fund, including, general supervision and review of the investment activities of the Fund. The Managers, in turn, elect the officers of the Fund, who are responsible for administering the day to day operations of the Fund. The current Managers and officers, their affiliations and principal occupations for the past five years are set forth below. The Statement of Additional Information includes additional information about the Managers and is available, without charge, by calling 1-866-209-1967.

Interested Managers and Officers
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Manager	Other Directorships Held by Manager
Garrett R. D'Alessandro 570 Lexington Avenue New York, NY 10022 Age: 54	Chairman President Board Member	Since 2012 Since Inception Since 2011	Chairman, President, Chief Executive Officer and Co-Chief Investment Officer of Rochdale Investment Management LLC	1	*

William O'Donnell 570 Lexington Avenue New York, NY 10022 Age: 48	Treasurer	Since 2011
Chief Financial Officer of Rochdale
Investment Management LLC since
July 2011; Financial Consultant, October
2009 to June 2011; Financial Officer,
Compliance Officer & Corporate Secretary
Trustee - Clay Finlay Pension Plan of
Clay Finlay LLC, October 1990 to
to September 2009
				N/A	N/A

Barbara Hawkesworth 570 Lexington Avenue New York, NY 10022 Age: 39	Chief Compliance Officer	Since 2011	Executive Vice President, Chief Compliance Officer and Deputy General Counsel for Rochdale Investment Management LLC and Symphonic Financial Advisors LLC	N/A	N/A

Kurt Hawkesworth 570 Lexington Avenue New York, NY 10022 Age: 41	Secretary	Since Inception	Senior Executive Vice President, Chief Operating Officer and General Counsel of Rochdale Investment Management LLC	N/A	N/A

Independent Managers
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Manager	Other Directorships Held by Manager
Daniel A. Hanwacker, Sr. 570 Lexington Avenue New York, NY 10022 Age: 60	Board Member	Since 2011	CEO and President, Hanwacker Associates, Inc. (asset management consulting and executive search services)	1	*

Susan Henshaw Jones 570 Lexington Avenue New York, NY 10022 Age: 65	Board Member	Since 2011	President and Director, Museum of the City of New York	1	*

Jay C. Nadel 570 Lexington Avenue New York, NY 10022 Age: 54	Board Member	Since 2011	Financial Services Consultant	1	* Lapolla Industries, Inc. (2007 - present)

*
Rochdale Investment Trust, Rochdale Core Alternative Strategies Master Fund LLC, Rochdale Core Alternative Strategies Fund LLC, Rochdale Core Alternative Strategies Fund TEI LLC, Rochdale Structured Claims Fixed Income Fund LLC, Rochdale International Trade Fixed Income Fund and Rochdale Royalty Rights Fund.

Rochdale Alternative Total Return Fund LLC

Approval of Investment Advisory Agreement

At the joint special meeting held on April 26, 2012, the Board of Managers (the “Board”) of the Rochdale Alternative Total Return Fund LLC (the “Fund”), including all of the Managers (“Independent Managers”) who are not “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act), met in person and voted to approve the proposed new investment advisory agreement (“New Advisory Agreement”) between the Fund and Rochdale Investment Management, LLC (the “Advisor” or “Rochdale”).

On April 23, 2012, the Advisor and City National Bank (“City National”), a wholly-owned subsidiary of City National Corporation, announced an agreement pursuant to which City National would acquire 100% ownership of the Advisor’s immediate parent company (the “Transaction”), and that the Transaction was expected to close by June 30, 2012.  On the closing date of the Transaction, the Advisor would become a wholly-owned subsidiary of City National.  It was further noted that consummation of the Transaction would result in an “assignment” of the current investment advisory agreement with the Advisor, causing such agreement to be automatically terminated under applicable provision of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the terms of such agreement.

In order to prevent any potential disruption in the investment advisory services provided by the Advisor to the Fund following the closing of the Transaction, the Board approved, subject to member approval, the New Advisory Agreement with the Fund’s Advisor, which would replace the existing agreement upon the consummation of the Transaction.

It was noted that the Board met to review matters related to the Transaction several times during March and April of 2012 (including separate meetings of the Independent Managers) before considering, and approving, the New Advisory Agreement at the Board meeting on April 26, 2012.   Representatives of both the Advisor and City National presented information at these meetings relating to the Transaction and the expected operations of the Advisor following the Closing Date, as well as information relating to the City National organization.  During the course of their deliberations with respect to the New Advisory Agreement, the Board, including the Independent Managers were represented by independent counsel, requested and received from the Advisor a range of information about the Advisor’s business operations, financial position, costs and/or profitability, other accounts and related information, as well as information about City National, the proposed Transaction and the anticipated organization and structure of the Advisor post Transaction.

The Board also considered, among other things, the Advisor’s representations and assurances to the effect that; (1) the duties and responsibilities of the Advisor would not be diminished under the New Advisory Agreement; (2) although the Transaction would bring about a change in the ownership of the Advisor, the Transaction would not result in a material change in the identity of those investment professionals primarily responsible for day-to-day portfolio management of the Fund, the nature or quality of the services provided to the Fund by the Advisor or the rate at which the advisory fee to which the Advisor is entitled for its services to the Fund is computed;  (3) as a result of the Transaction, the Advisor was expected to have access to increased capabilities and resources; (4) the Transaction is expected to provide new distribution channels for the Fund, enhancing its distribution opportunities and improving their prospects for attracting additional assets; and (5) the terms of the current advisory agreement and New Advisory Agreement were substantially similar.

In approving the New Advisory Agreement, the Board concluded that the terms of the New Advisory Agreement would be likely to maintain the economic relationship between the Fund and the Advisor that exists under the current investment advisory agreement and that the nature and quality of the services provided by the Advisor to the Fund would not be adversely affected as a result of the Transaction.  The Board also considered the impact of City National Bank’s representation that it will use its best efforts to adhere to the provisions of Section 15(f) of the Investment Company Act. Section 15(f) provides that, when a change in control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the change in control as long as two conditions are met.  The first condition specifies that no “unfair burden” may be imposed on the Fund as a result of a transaction relating to the change in control, or any express or implied terms, conditions or understandings.  This requirement, among other things, would preclude the receipt by the Advisor or any successor adviser of any direct or indirect compensation, directly or indirectly, from the Fund or its members (other than fees for bona fide investment advisory or other services).  The second condition specifies that, during the three-year period immediately following consummation of the change in control transaction, at least 75% of the Fund’s board of managers must not be “interested persons” (as defined in the Investment Company Act) of the investment adviser or predecessor adviser.

In reaching their decisions, the Board requested and obtained from Rochdale such information they deemed reasonably necessary to evaluate the proposed New Advisory Agreement.  In considering the proposed agreement, the Board evaluated a number of factors and considerations that they believed, in light of their own business judgment, to be relevant. In their deliberations, the Board did not identify any particular information that was all-important or controlling, and each Board member attributed different weights to the various factors.

In connection with the approval of the New Advisory Agreement, the Independent Managers consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Independent Managers’ deliberations.  It was noted that the Advisor had responded to a number of questions raised by the Independent Managers in advance of the meeting.  The Board reviewed the advisory services to be provided by Rochdale.  The Board received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Advisor under the New Advisory Agreement.    The Board also considered the experience, capability and financial resources of Rochdale.  Based on the information presented, the Board concluded that the expected nature and quality of the advisory and related services to be provided by the Advisor supported approval of the New Advisory Agreement.

During the course of their deliberations, the Board was also informed with respect to the nature, extent and quality of advisory services that the Advisor has provided to the Fund in the past, the performance achieved relative to the Fund’s benchmark and the disciplined investment methodologies employed, based upon information provided to the Board at its regular quarterly meetings and in connection with the meeting at which the Board initially approved the current investment advisory agreement.

In light of the foregoing, after reviewing this information and such other information as the Board considered necessary to the exercise of their reasonable business judgment, and without identifying any single factor as being determinative, the Board, including the Independent Managers, unanimously approved the New Advisory Agreement, subject to member approval.

Rochdale Alternative Total Return Fund LLC

Additional Information

Proxy Voting Policies and Procedures

You may obtain a description of the Fund’s proxy voting policies and procedures and information regarding how the Fund voted proxies relating to portfolio securities without charge, upon request, by contacting the Fund directly at 1-800-245-9888; or on the EDGAR Database on the SEC’s website at www.sec.gov.

Portfolio Holdings Disclosure

The Fund will file its complete schedule of portfolio holdings with the SEC at the end of the first and third fiscal quarters on Form N-Q within sixty days of the end of the quarter to which it relates.  The Fund’s Forms N-Q will be available on the SEC’s website at www.sec.gov, and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-866-209-1967.

Item 3. Audit Committee Financial Expert.

The registrant’s board of managers has determined that there are at least two audit committee financial experts serving on its audit committee.  Jay C. Nadel and Daniel A. Hanwacker are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 9/30/2012	FYE 9/30/2011
Audit Fees	$33,400	$33,400
Audit-Related Fees	$0	$0
Tax Fees	$7,500	$7,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by PKF O’Connor Davies, a division of O'Connor Davies, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 9/30/2012	FYE 9/30/2011
Audit-Related Fees	0.0%	0.0%
Tax Fees	0.0%	0.0%
All Other Fees	0.0%	0.0%

All of the principal accountant hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of managers has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2012	FYE 9/30/2011
Registrant	$7,500	$7,500
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable since the Fund invests exclusively in non-voting securities.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The following table provides information as of September 30, 2012:

PORTFOLIO MANAGER DISCLOSURE

List of Portfolio Managers and Biographical Information

Name	Title	Length of Service	Business Experience During Past 5 Years	Role of Portfolio Manager
Carl Acebes	Board Member	Since Inception	Founder and Co-Chief Investment Officer of Rochdale Investment Management LLC. Founder of Rochdale Securities Corporation and the Rochdale Corporation.	Heads the team of investment professionals and is intricately involved in the firms day to day investment management and research work.
Garrett R. D’Alessandro	President, Chairman and Board Member	Since Inception Since 2012 Since 2011	President, CEO, Co-Chief Investment Officer and Director of Research of Rochdale Investment Management LLC.	Directs portfolio management strategies and investment research efforts and determines companies that satisfy the firm’s criteria for inclusion in client portfolios.

Name	Number of Registered Investment Companies Managed and Total Assets for Such Accounts (Including The Trust)	Beneficial Ownership of Equity Securities In Trust	Number of Other Pooled Investment Vehicles Managed and Total Assets for Such Accounts	Number of Other Accounts Managed and Total Assets For Such Accounts
Carl Acebes	6, $1,044 million	$0	11, $1,209 million	71, $63.5 million
Garrett R. D’Alessandro	6, $1,044 million	$0	11, $1,209 million	120, $247 million

Mr. Acebes receives an annual salary established by the Manager. Salary levels are based on the overall performance of the Manager and not on the investment performance of any particular Portfolio or account. Like the Manager’s other employees, Mr. Acebes is eligible for a bonus annually. Such bonuses are also based on the performance of the Manager as a whole and not on the investment performance of any particular Portfolio or account.

Mr. D’Alessandro receives an annual salary established by the Manager. Salary levels are based on the overall performance of the Manager and not on the investment performance of any particular Portfolio or account. Like the Manager’s other employees, Mr. D’Alessandro is eligible for a bonus annually. Such bonuses are also based on the performance of the Manager as a whole and not on the investment performance of any particular Portfolio or account.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s board of managers.

Item 11. Controls and Procedures.

(a)
The registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable during this period.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Rochdale Alternative Total Return Fund LLC

By (Signature and Title)   /s/ Garrett R. D’Alessandro
                                                   Garrett R. D’Alessandro, President

Date        December 4, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)   /s/ Garrett R. D’Alessandro
                                                   Garrett R. D’Alessandro, President

Date        December 4, 2012

By (Signature and Title)    /s/ William O’Donnell
                                                William O’Donnell, Treasurer

Date        December 4, 2012